Contact:
Brian Meta
Senior Vice President
Head of Investor Relations and FP&A
Tel (212) 796-9353

COHEN & STEERS REPORTS RESULTS FOR THIRD QUARTER 2024

•Diluted earnings per share of $0.77 for both GAAP and as adjusted
•Operating margin of 33.7%; 35.7%, as adjusted
•Ending assets under management (AUM) of $91.8 billion; average AUM of $86.2 billion
•Net inflows of $1.3 billion

NEW YORK, NY, October 16, 2024—Cohen & Steers, Inc. (NYSE: CNS) today reported its results for the quarter ended September 30, 2024.
Financial Highlights

(in thousands, except percentages and per share data)	Three Months Ended
	September 30, 2024	June 30, 2024	$ Change	% Change
U.S. GAAP
Revenue	$133,203	$121,721	$11,482	9.4%
Expenses	$88,330	$83,319	$5,011	6.0%
Operating income	$44,873	$38,402	$6,471	16.9%
Net income attributable to common stockholders	$39,668	$31,771	$7,897	24.9%
Diluted earnings per share	$0.77	$0.63	$0.14	23.3%
Operating margin	33.7%	31.5%	N/A	220 bps

As Adjusted (1)
Net income attributable to common stockholders	$39,706	$34,532	$5,174	15.0%
Diluted earnings per share	$0.77	$0.68	$0.09	13.5%
Operating margin	35.7%	34.9%	N/A	80 bps
_________________________ (1)Refer to pages 17-18 for reconciliations of U.S. GAAP to as adjusted results.

Revenue

(in thousands)	Three Months Ended
	September 30, 2024	June 30, 2024	$ Change	% Change
Investment advisory and administration fees:
Open-end funds	$66,761	$60,301	$6,460	10.7%
Institutional accounts	32,956	30,179	$2,777	9.2%
Closed-end funds	25,680	24,097	$1,583	6.6%
Total	125,397	114,577	$10,820	9.4%
Distribution and service fees	7,244	6,631	$613	9.2%
Other	562	513	$49	9.6%
Total revenue	$133,203	$121,721	$11,482	9.4%

•The increase in total investment advisory and administration fees from the second quarter of 2024 was primarily due to higher average assets under management across all three types of investment vehicles, as well as one additional day in the quarter.
•The increase in distribution and service fees from the second quarter of 2024 was primarily due to higher average assets under management in U.S. open-end funds.

Expenses

(in thousands)	Three Months Ended
	September 30, 2024	June 30, 2024	$ Change	% Change
Employee compensation and benefits	$56,376	$53,097	$3,279	6.2%
Distribution and service fees	14,739	13,270	$1,469	11.1%
General and administrative	14,874	14,684	$190	1.3%
Depreciation and amortization	2,341	2,268	$73	3.2%
Total expenses	$88,330	$83,319	$5,011	6.0%

•Employee compensation and benefits increased from the second quarter of 2024, primarily due to higher incentive compensation. The second quarter included incremental expenses of $1.2 million associated with the separation of certain employees.
•Distribution and service fees increased from the second quarter of 2024, primarily due to higher average assets under management in U.S. open-end funds.

Operating Margin
Operating margin was 33.7% for the third quarter of 2024, compared with 31.5% for the second quarter of 2024. Operating margin represents the ratio of operating income to revenue.

Non-operating Income (Loss)

(in thousands)	Three Months Ended
	September 30, 2024
	Consolidated Investment Vehicles	Corporate Seed Investments	Corporate Other	Total
Interest and dividend income	$610	$1,410	$3,400	$5,420
Gain (loss) from investments—net	21,202	3,099	(5,326)	18,975
Foreign currency gain (loss)—net	(30)	(68)	(1,594)	(1,692)
Total non-operating income (loss)	21,782	4,441	(3,520)	22,703
Net (income) loss attributable to noncontrolling interests	(15,615)	—	—	(15,615)
Non-operating income (loss) attributable to the company	$6,167	$4,441	$(3,520)	$7,088

(in thousands)	Three Months Ended
	June 30, 2024
	Consolidated Investment Vehicles	Corporate Seed Investments	Corporate Other	Total
Interest and dividend income	$1,205	$1,192	$2,660	$5,057
Gain (loss) from investments—net	(3,264)	1,308	(62)	(2,018)
Foreign currency gain (loss)—net	(307)	(6)	(170)	(483)
Total non-operating income (loss)	(2,366)	2,494	2,428	2,556
Net (income) loss attributable to noncontrolling interests	1,694	—	—	1,694
Non-operating income (loss) attributable to the company	$(672)	$2,494	$2,428	$4,250

Income Taxes
A reconciliation of the company’s statutory federal income tax rate to the effective income tax rate is summarized in the following table:

	Three Months Ended
	September 30, 2024	June 30, 2024
U.S. statutory tax rate	21.0%	21.0%
State and local income taxes, net of federal benefit	2.5	2.9
Valuation allowance	(1.4)	(0.2)
Non-deductible executive compensation	1.2	1.4
Other	0.4	0.4
Effective income tax rate	23.7%	25.5%

Assets Under Management

(in millions)	As of		Change
	September 30, 2024	June 30, 2024	$	%
By Investment Vehicle
Open-end funds	$42,979	$37,451	$5,528	14.8%
Institutional accounts	36,892	32,222	$4,670	14.5%
Closed-end funds	11,909	11,036	$873	7.9%
Total	$91,780	$80,709	$11,071	13.7%

By Investment Strategy
U.S. real estate	$45,685	$38,717	$6,968	18.0%
Preferred securities	18,929	18,094	$835	4.6%
Global/international real estate	14,986	13,064	$1,922	14.7%
Global listed infrastructure	9,535	8,446	$1,089	12.9%
Other	2,645	2,388	$257	10.8%
Total	$91,780	$80,709	$11,071	13.7%

Assets under management at September 30, 2024 were $91.8 billion, an increase of 13.7% from $80.7 billion at June 30, 2024. The increase was due to net inflows of $1.3 billion and market appreciation of $10.4 billion, partially offset by distributions of $591 million.
Open-end Funds
Assets under management in open-end funds at September 30, 2024 were $43.0 billion, an increase of 14.8% from $37.5 billion at June 30, 2024. The change was primarily due to the following:
•Net inflows of $1.1 billion into U.S. real estate
•Market appreciation of $3.4 billion from U.S. real estate and $616 million from preferred securities
•Distributions of $132 million from U.S. real estate and $129 million from preferred securities, of which $223 million was reinvested and included in net flows
Institutional Accounts
Assets under management in institutional accounts at September 30, 2024 were $36.9 billion, an increase of 14.5% from $32.2 billion at June 30, 2024. The change was primarily due to the following:
•Advisory:
◦Market appreciation of $984 million from U.S. real estate and $934 million from global/international real estate
•Japan subadvisory:
◦Market appreciation of $963 million from U.S. real estate
◦Distributions of $165 million from U.S. real estate
•Subadvisory excluding Japan:
◦Net inflows of $127 million into global/international real estate
◦Market appreciation of $430 million from global/international real estate and $244 million from U.S. real estate

Investment Performance at September 30, 2024
_________________________
(1)    Past performance is no guarantee of future results. Outperformance is determined by comparing the annualized investment performance of each investment strategy to the performance of specified reference benchmarks. Investment performance in excess of the performance of the benchmark is considered outperformance. The investment performance calculation of each investment strategy is based on all active accounts and investment models pursuing similar investment objectives. For accounts, actual investment performance is measured gross of fees and net of withholding taxes. For investment models, for which actual investment performance does not exist, the investment performance of a composite of accounts pursuing comparable investment objectives is used as a proxy for actual investment performance. The performance of the specified reference benchmark for each account and investment model is measured net of withholding taxes, where applicable. This is not investment advice and may not be construed as sales or marketing material for any financial product or service sponsored or provided by Cohen & Steers.
(2)    © 2024 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Morningstar calculates its ratings based on a risk-adjusted return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star. Past performance is no guarantee of future results. Based on independent rating by Morningstar, Inc. of investment performance of each Cohen & Steers-sponsored open-end U.S.-registered mutual fund for all share classes for the overall period at September 30, 2024. Overall Morningstar rating is a weighted average based on the 3-year, 5-year and 10-year Morningstar rating. Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages. This is not investment advice and may not be construed as sales or marketing material for any financial product or service sponsored or provided by Cohen & Steers.

Balance Sheet Information
As of September 30, 2024, cash, cash equivalents, U.S. Treasurys and liquid seed investments were $348.4 million, compared with $325.1 million as of June 30, 2024. As of September 30, 2024, stockholders' equity was $491.0 million, compared with $463.2 million as of June 30, 2024.

Conference Call Information
Cohen & Steers will host a conference call tomorrow, October 17, 2024 at 10:00 a.m. (ET) to discuss the company's third quarter results. Investors and analysts can access the live conference call by dialing 800-715-9871 (U.S.) or +1-646-307-1963 (international); passcode: 8494569. Participants should plan to register at least 10 minutes before the conference call begins. The accompanying presentation will be available on the company's website at www.cohenandsteers.com under “Company—Investor Relations—Earnings Archive.”
A replay of the call will be available for two weeks starting approximately two hours after the conference call concludes on October 17, 2024 and can be accessed at 800-770-2030 (U.S.) or +1-609-800-9909 (international); passcode: 8494569. Internet access to the webcast, which includes audio (listen-only), will be available on the company’s website at www.cohenandsteers.com under “Company—Investor Relations" under "Financials.” The webcast will be archived on the website for one month.
About Cohen & Steers
Cohen & Steers is a leading global investment manager specializing in real assets and alternative income, including listed and private real estate, preferred securities, infrastructure, resource equities, commodities, as well as multi-strategy solutions. Founded in 1986, the firm is headquartered in New York City, with offices in London, Dublin, Hong Kong, Tokyo and Singapore.
Forward-Looking Statements
This press release and other statements that Cohen & Steers may make may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect the company's current views with respect to, among other things, the company's operations and financial performance. You can identify these forward-looking statements by the use of words such as "outlook," "believes," "expects," "potential," "continues," "may," "will," "should," "seeks," "approximately," "predicts," "intends," "plans," "estimates," "anticipates" or the negative versions of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these forward-looking statements. The company believes that these factors include, but are not limited to, the risks described in the Risk Factors section of the company's Annual Report on Form 10-K for the year ended December 31, 2023 (the Form 10-K), which is accessible on the Securities and Exchange Commission's website at www.sec.gov and on the company's website at www.cohenandsteers.com. These factors are not exhaustive and should be read in conjunction with the other cautionary statements that are included in the company's Form 10-K and other filings with the Securities and Exchange Commission. The company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.
# # # #

Cohen & Steers, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations (Unaudited)
(in thousands, except per share data)

	Three Months Ended			% Change From
	September 30, 2024	June 30, 2024	September 30, 2023	June 30, 2024	September 30, 2023
Revenue:
Investment advisory and administration fees	$125,397	$114,577	$116,226
Distribution and service fees	7,244	6,631	7,014
Other	562	513	497
Total revenue	133,203	121,721	123,737	9.4%	7.7%
Expenses:
Employee compensation and benefits	56,376	53,097	52,830
Distribution and service fees	14,739	13,270	13,689
General and administrative	14,874	14,684	15,546
Depreciation and amortization	2,341	2,268	801
Total expenses	88,330	83,319	82,866	6.0%	6.6%
Operating income	44,873	38,402	40,871	16.9%	9.8%
Non-operating income (loss):
Interest and dividend income	5,420	5,057	3,763
Gain (loss) from investments—net	18,975	(2,018)	(10,056)
Foreign currency gain (loss)—net	(1,692)	(483)	1,134
Total non-operating income (loss)	22,703	2,556	(5,159)	*	*
Income before provision for income taxes	67,576	40,958	35,712	65.0%	89.2%
Provision for income taxes	12,293	10,881	10,543
Net income	55,283	30,077	25,169	83.8%	119.6%
Net (income) loss attributable to noncontrolling interests	(15,615)	1,694	6,971
Net income attributable to common stockholders	$39,668	$31,771	$32,140	24.9%	23.4%

Earnings per share attributable to common stockholders:
Basic	$0.78	$0.63	$0.65	24.0%	20.0%
Diluted	$0.77	$0.63	$0.65	23.3%	19.1%

Weighted average shares outstanding:
Basic	50,778	50,419	49,351
Diluted	51,428	50,770	49,617
_________________________ * Not meaningful.

Cohen & Steers, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations (Unaudited)
(in thousands, except per share data)

	Nine Months Ended
	September 30, 2024	September 30, 2023	% Change
Revenue:
Investment advisory and administration fees	$355,319	$347,378
Distribution and service fees	20,692	21,553
Other	1,623	1,518
Total revenue	377,634	370,449	1.9%
Expenses:
Employee compensation and benefits	161,476	150,580
Distribution and service fees	41,404	41,234
General and administrative	44,351	49,396
Depreciation and amortization	6,863	2,628
Total expenses	254,094	243,838	4.2%
Operating income	123,540	126,611	(2.4%)
Non-operating income (loss):
Interest and dividend income	14,396	10,407
Gain (loss) from investments—net	17,941	(10,008)
Foreign currency gain (loss)—net	(2,041)	(1,276)
Total non-operating income (loss)	30,296	(877)	*
Income before provision for income taxes	153,836	125,734	22.4%
Provision for income taxes	34,062	31,762
Net income	119,774	93,972	27.5%
Net (income) loss attributable to noncontrolling interests	(14,331)	5,260
Net income attributable to common stockholders	$105,443	$99,232	6.3%

Earnings per share attributable to common stockholders:
Basic	$2.10	$2.01	4.2%
Diluted	$2.08	$2.00	3.8%

Weighted average shares outstanding:
Basic	50,257	49,289
Diluted	50,681	49,495
_________________________ * Not meaningful.

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management
By Investment Vehicle
(in millions)
	Three Months Ended			% Change From
	September 30, 2024	June 30, 2024	September 30, 2023	June 30, 2024	September 30, 2023
Open-end Funds
Assets under management, beginning of period	$37,451	$37,685	$36,209
Inflows	4,097	2,936	2,412
Outflows	(2,924)	(3,037)	(2,772)
Net inflows (outflows)	1,173	(101)	(360)
Market appreciation (depreciation)	4,618	215	(1,916)
Distributions	(263)	(348)	(262)
Total increase (decrease)	5,528	(234)	(2,538)
Assets under management, end of period	$42,979	$37,451	$33,671	14.8%	27.6%
Percentage of total assets under management	46.8%	46.4%	44.8%
Average assets under management	$40,130	$36,943	$35,878	8.6%	11.9%

Institutional Accounts
Assets under management, beginning of period	$32,222	$32,424	$33,275
Inflows	1,221	649	925
Outflows	(1,113)	(896)	(614)
Net inflows (outflows)	108	(247)	311
Market appreciation (depreciation)	4,736	216	(2,182)
Distributions	(174)	(171)	(188)
Total increase (decrease)	4,670	(202)	(2,059)
Assets under management, end of period	$36,892	$32,222	$31,216	14.5%	18.2%
Percentage of total assets under management	40.2%	39.9%	41.5%
Average assets under management	$34,594	$31,673	$33,304	9.2%	3.9%

Closed-end Funds
Assets under management, beginning of period	$11,036	$11,126	$10,929
Inflows	3	3	3
Outflows	—	—	(1)
Net inflows (outflows)	3	3	2
Market appreciation (depreciation)	1,024	61	(506)
Distributions	(154)	(154)	(154)
Total increase (decrease)	873	(90)	(658)
Assets under management, end of period	$11,909	$11,036	$10,271	7.9%	15.9%
Percentage of total assets under management	13.0%	13.7%	13.7%
Average assets under management	$11,503	$10,969	$10,784	4.9%	6.7%

Total
Assets under management, beginning of period	$80,709	$81,235	$80,413
Inflows	5,321	3,588	3,340
Outflows	(4,037)	(3,933)	(3,387)
Net inflows (outflows)	1,284	(345)	(47)
Market appreciation (depreciation)	10,378	492	(4,604)
Distributions	(591)	(673)	(604)
Total increase (decrease)	11,071	(526)	(5,255)
Assets under management, end of period	$91,780	$80,709	$75,158	13.7%	22.1%
Average assets under management	$86,227	$79,585	$79,966	8.3%	7.8%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management
By Investment Vehicle
(in millions)
	Nine Months Ended
	September 30, 2024	September 30, 2023	% Change
Open-end Funds
Assets under management, beginning of period	$37,032	$36,903
Inflows	10,335	8,668
Outflows	(8,694)	(9,841)
Net inflows (outflows)	1,641	(1,173)
Market appreciation (depreciation)	5,189	(1,012)
Distributions	(883)	(887)
Transfers	—	(160)
Total increase (decrease)	5,947	(3,232)
Assets under management, end of period	$42,979	$33,671	27.6%
Percentage of total assets under management	46.8%	44.8%
Average assets under management	$38,013	$36,739	3.5%

Institutional Accounts
Assets under management, beginning of period	$35,028	$32,373
Inflows	2,772	2,310
Outflows	(5,454)	(2,123)
Net inflows (outflows)	(2,682)	187
Market appreciation (depreciation)	5,075	(798)
Distributions	(529)	(706)
Transfers	—	160
Total increase (decrease)	1,864	(1,157)
Assets under management, end of period	$36,892	$31,216	18.2%
Percentage of total assets under management	40.2%	41.5%
Average assets under management	$32,858	$33,136	(0.8%)

Closed-end Funds
Assets under management, beginning of period	$11,076	$11,149
Inflows	10	16
Outflows	—	(86)
Net inflows (outflows)	10	(70)
Market appreciation (depreciation)	1,285	(346)
Distributions	(462)	(462)
Total increase (decrease)	833	(878)
Assets under management, end of period	$11,909	$10,271	15.9%
Percentage of total assets under management	13.0%	13.7%
Average assets under management	$11,148	$10,981	1.5%

Total
Assets under management, beginning of period	$83,136	$80,425
Inflows	13,117	10,994
Outflows	(14,148)	(12,050)
Net inflows (outflows)	(1,031)	(1,056)
Market appreciation (depreciation)	11,549	(2,156)
Distributions	(1,874)	(2,055)
Total increase (decrease)	8,644	(5,267)
Assets under management, end of period	$91,780	$75,158	22.1%
Average assets under management	$82,019	$80,856	1.4%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management
By Investment Vehicle - Institutional Accounts
(in millions)
	Three Months Ended			% Change From
	September 30, 2024	June 30, 2024	September 30, 2023	June 30, 2024	September 30, 2023
Advisory
Assets under management, beginning of period	$18,367	$18,196	$18,824
Inflows	490	413	502
Outflows	(481)	(339)	(312)
Net inflows (outflows)	9	74	190
Market appreciation (depreciation)	2,606	97	(1,110)
Total increase (decrease)	2,615	171	(920)
Assets under management, end of period	$20,982	$18,367	$17,904	14.2%	17.2%
Percentage of institutional assets under management	56.9%	57.0%	57.4%
Average assets under management	$19,724	$17,963	$18,958	9.8%	4.0%

Japan Subadvisory
Assets under management, beginning of period	$8,309	$8,535	$8,960
Inflows	124	25	114
Outflows	(156)	(211)	(116)
Net inflows (outflows)	(32)	(186)	(2)
Market appreciation (depreciation)	1,262	131	(680)
Distributions	(174)	(171)	(188)
Total increase (decrease)	1,056	(226)	(870)
Assets under management, end of period	$9,365	$8,309	$8,090	12.7%	15.8%
Percentage of institutional assets under management	25.4%	25.8%	25.9%
Average assets under management	$8,879	$8,164	$8,810	8.8%	0.8%

Subadvisory Excluding Japan
Assets under management, beginning of period	$5,546	$5,693	$5,491
Inflows	607	211	309
Outflows	(476)	(346)	(186)
Net inflows (outflows)	131	(135)	123
Market appreciation (depreciation)	868	(12)	(392)
Total increase (decrease)	999	(147)	(269)
Assets under management, end of period	$6,545	$5,546	$5,222	18.0%	25.3%
Percentage of institutional assets under management	17.7%	17.2%	16.7%
Average assets under management	$5,991	$5,546	$5,536	8.0%	8.2%

Total Institutional Accounts
Assets under management, beginning of period	$32,222	$32,424	$33,275
Inflows	1,221	649	925
Outflows	(1,113)	(896)	(614)
Net inflows (outflows)	108	(247)	311
Market appreciation (depreciation)	4,736	216	(2,182)
Distributions	(174)	(171)	(188)
Total increase (decrease)	4,670	(202)	(2,059)
Assets under management, end of period	$36,892	$32,222	$31,216	14.5%	18.2%
Average assets under management	$34,594	$31,673	$33,304	9.2%	3.9%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management
By Investment Vehicle - Institutional Accounts
(in millions)
	Nine Months Ended
	September 30, 2024	September 30, 2023	% Change
Advisory
Assets under management, beginning of period	$20,264	$18,631
Inflows	1,590	1,006
Outflows	(3,703)	(1,429)
Net inflows (outflows)	(2,113)	(423)
Market appreciation (depreciation)	2,831	(464)
Transfers	—	160
Total increase (decrease)	718	(727)
Assets under management, end of period	$20,982	$17,904	17.2%
Percentage of institutional assets under management	56.9%	57.4%
Average assets under management	$18,588	$18,894	(1.6%)

Japan Subadvisory
Assets under management, beginning of period	$9,026	$8,376
Inflows	192	782
Outflows	(722)	(264)
Net inflows (outflows)	(530)	518
Market appreciation (depreciation)	1,398	(98)
Distributions	(529)	(706)
Total increase (decrease)	339	(286)
Assets under management, end of period	$9,365	$8,090	15.8%
Percentage of institutional assets under management	25.4%	25.9%
Average assets under management	$8,562	$8,734	(2.0%)

Subadvisory Excluding Japan
Assets under management, beginning of period	$5,738	$5,366
Inflows	990	522
Outflows	(1,029)	(430)
Net inflows (outflows)	(39)	92
Market appreciation (depreciation)	846	(236)
Total increase (decrease)	807	(144)
Assets under management, end of period	$6,545	$5,222	25.3%
Percentage of institutional assets under management	17.7%	16.7%
Average assets under management	$5,708	$5,508	3.6%

Total Institutional Accounts
Assets under management, beginning of period	$35,028	$32,373
Inflows	2,772	2,310
Outflows	(5,454)	(2,123)
Net inflows (outflows)	(2,682)	187
Market appreciation (depreciation)	5,075	(798)
Distributions	(529)	(706)
Transfers	—	160
Total increase (decrease)	1,864	(1,157)
Assets under management, end of period	$36,892	$31,216	18.2%
Average assets under management	$32,858	$33,136	(0.8%)

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management
By Investment Strategy
(in millions)
	Three Months Ended			% Change From
	September 30, 2024	June 30, 2024	September 30, 2023	June 30, 2024	September 30, 2023
U.S. Real Estate
Assets under management, beginning of period	$38,717	$38,476	$36,948
Inflows	3,073	1,996	1,493
Outflows	(1,781)	(1,845)	(1,312)
Net inflows (outflows)	1,292	151	181
Market appreciation (depreciation)	6,028	452	(3,056)
Distributions	(349)	(367)	(359)
Transfers	(3)	5	5
Total increase (decrease)	6,968	241	(3,229)
Assets under management, end of period	$45,685	$38,717	$33,719	18.0%	35.5%
Percentage of total assets under management	49.8%	48.0%	44.9%
Average assets under management	$42,197	$37,466	$36,494	12.6%	15.6%

Preferred Securities
Assets under management, beginning of period	$18,094	$18,589	$18,009
Inflows	1,120	823	1,011
Outflows	(1,114)	(1,272)	(1,327)
Net inflows (outflows)	6	(449)	(316)
Market appreciation (depreciation)	1,004	138	56
Distributions	(178)	(179)	(183)
Transfers	3	(5)	(5)
Total increase (decrease)	835	(495)	(448)
Assets under management, end of period	$18,929	$18,094	$17,561	4.6%	7.8%
Percentage of total assets under management	20.6%	22.4%	23.4%
Average assets under management	$18,449	$18,294	$18,027	0.8%	2.3%

Global/International Real Estate
Assets under management, beginning of period	$13,064	$13,442	$14,838
Inflows	729	410	531
Outflows	(836)	(543)	(359)
Net inflows (outflows)	(107)	(133)	172
Market appreciation (depreciation)	2,038	(196)	(899)
Distributions	(9)	(49)	(8)
Total increase (decrease)	1,922	(378)	(735)
Assets under management, end of period	$14,986	$13,064	$14,103	14.7%	6.3%
Percentage of total assets under management	16.3%	16.2%	18.8%
Average assets under management	$14,112	$13,045	$15,022	8.2%	(6.1%)

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management
By Investment Strategy
(in millions)
	Three Months Ended			% Change From
	September 30, 2024	June 30, 2024	September 30, 2023	June 30, 2024	September 30, 2023
Global Listed Infrastructure
Assets under management, beginning of period	$8,446	$8,395	$8,379
Inflows	193	148	95
Outflows	(188)	(114)	(175)
Net inflows (outflows)	5	34	(80)
Market appreciation (depreciation)	1,130	73	(671)
Distributions	(46)	(56)	(46)
Total increase (decrease)	1,089	51	(797)
Assets under management, end of period	$9,535	$8,446	$7,582	12.9%	25.8%
Percentage of total assets under management	10.4%	10.5%	10.1%
Average assets under management	$8,995	$8,430	$8,157	6.7%	10.3%

Other
Assets under management, beginning of period	$2,388	$2,333	$2,239
Inflows	206	211	210
Outflows	(118)	(159)	(214)
Net inflows (outflows)	88	52	(4)
Market appreciation (depreciation)	178	25	(34)
Distributions	(9)	(22)	(8)
Total increase (decrease)	257	55	(46)
Assets under management, end of period	$2,645	$2,388	$2,193	10.8%	20.6%
Percentage of total assets under management	2.9%	3.0%	2.9%
Average assets under management	$2,474	$2,350	$2,266	5.3%	9.2%

Total
Assets under management, beginning of period	$80,709	$81,235	$80,413
Inflows	5,321	3,588	3,340
Outflows	(4,037)	(3,933)	(3,387)
Net inflows (outflows)	1,284	(345)	(47)
Market appreciation (depreciation)	10,378	492	(4,604)
Distributions	(591)	(673)	(604)
Total increase (decrease)	11,071	(526)	(5,255)
Assets under management, end of period	$91,780	$80,709	$75,158	13.7%	22.1%
Average assets under management	$86,227	$79,585	$79,966	8.3%	7.8%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management
By Investment Strategy
(in millions)
	Nine Months Ended
	September 30, 2024	September 30, 2023	% Change
U.S. Real Estate
Assets under management, beginning of period	$38,550	$35,108
Inflows	7,158	5,140
Outflows	(5,354)	(4,411)
Net inflows (outflows)	1,804	729
Market appreciation (depreciation)	6,401	(939)
Distributions	(1,072)	(1,252)
Transfers	2	73
Total increase (decrease)	7,135	(1,389)
Assets under management, end of period	$45,685	$33,719	35.5%
Percentage of total assets under management	49.8%	44.9%
Average assets under management	$39,150	$36,352	7.7%

Preferred Securities
Assets under management, beginning of period	$18,164	$19,767
Inflows	3,176	3,706
Outflows	(3,637)	(5,259)
Net inflows (outflows)	(461)	(1,553)
Market appreciation (depreciation)	1,767	(88)
Distributions	(538)	(562)
Transfers	(3)	(3)
Total increase (decrease)	765	(2,206)
Assets under management, end of period	$18,929	$17,561	7.8%
Percentage of total assets under management	20.6%	23.4%
Average assets under management	$18,388	$18,756	(2.0%)

Global/International Real Estate
Assets under management, beginning of period	$15,789	$14,782
Inflows	1,759	1,172
Outflows	(4,207)	(1,234)
Net inflows (outflows)	(2,448)	(62)
Market appreciation (depreciation)	1,718	(491)
Distributions	(74)	(56)
Transfers	1	(70)
Total increase (decrease)	(803)	(679)
Assets under management, end of period	$14,986	$14,103	6.3%
Percentage of total assets under management	16.3%	18.8%
Average assets under management	$13,572	$15,069	(9.9%)

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management
By Investment Strategy
(in millions)
	Nine Months Ended
	September 30, 2024	September 30, 2023	% Change
Global Listed Infrastructure
Assets under management, beginning of period	$8,356	$8,596
Inflows	421	309
Outflows	(486)	(549)
Net inflows (outflows)	(65)	(240)
Market appreciation (depreciation)	1,396	(624)
Distributions	(152)	(150)
Total increase (decrease)	1,179	(1,014)
Assets under management, end of period	$9,535	$7,582	25.8%
Percentage of total assets under management	10.4%	10.1%
Average assets under management	$8,541	$8,438	1.2%

Other
Assets under management, beginning of period	$2,277	$2,172
Inflows	603	667
Outflows	(464)	(597)
Net inflows (outflows)	139	70
Market appreciation (depreciation)	267	(14)
Distributions	(38)	(35)
Total increase (decrease)	368	21
Assets under management, end of period	$2,645	$2,193	20.6%
Percentage of total assets under management	2.9%	2.9%
Average assets under management	$2,368	$2,241	5.7%

Total
Assets under management, beginning of period	$83,136	$80,425
Inflows	13,117	10,994
Outflows	(14,148)	(12,050)
Net inflows (outflows)	(1,031)	(1,056)
Market appreciation (depreciation)	11,549	(2,156)
Distributions	(1,874)	(2,055)
Total increase (decrease)	8,644	(5,267)
Assets under management, end of period	$91,780	$75,158	22.1%
Average assets under management	$82,019	$80,856	1.4%

Reconciliations of U.S. GAAP to As Adjusted Financial Results
Management believes that use of the following as adjusted (non-GAAP) financial results provides greater transparency into the company’s operating performance. In addition, these as adjusted financial results are used to prepare the company's internal management reports, which are used in evaluating its business.
While management believes that these as adjusted financial results are useful in evaluating operating performance, this information should be considered as supplemental in nature and not as a substitute for the related financial information prepared in accordance with U.S. GAAP.

Net Income Attributable to Common Stockholders and Diluted Earnings per Share

	Three Months Ended
(in thousands, except per share data)	September 30, 2024	June 30, 2024		September 30, 2023
Net income attributable to common stockholders, U.S. GAAP	$39,668	$31,771		$32,140
Seed investments—net (1)	(3,458)	(84)		2,900
Accelerated vesting of restricted stock units	2,336	2,496		327
Other non-recurring expenses (2)	—	1,196		—
Lease transition and other costs - 280 Park Avenue (3)	—	—		2,321
Foreign currency exchange (gains) losses—net (4)	2,191	30		(1,713)
Tax adjustments—net (5)	(1,031)	(877)		(1,203)
Net income attributable to common stockholders, as adjusted	$39,706	$34,532		$34,772

Diluted weighted average shares outstanding	51,428	50,770		49,617
Diluted earnings per share, U.S. GAAP	$0.77	$0.63		$0.65
Seed investments—net (1)	(0.07)	—	*	0.06
Accelerated vesting of restricted stock units	0.05	0.05		0.01
Other non-recurring expenses (2)	—	0.02		—
Lease transition and other costs - 280 Park Avenue (3)	—	—		0.05
Foreign currency exchange (gains) losses—net (4)	0.04	—	*	(0.04)
Tax adjustments—net (5)	(0.02)	(0.02)		(0.03)
Diluted earnings per share, as adjusted	$0.77	$0.68		$0.70
_________________________
* Amounts round to less than $0.01 per share.
(1)Represents the impact of consolidated investment vehicles and the net effect of corporate seed performance.
(2)Represents the impact of incremental expenses associated with the separation of certain employees.
(3)Represents the impact of lease and other expenses related to the company's prior headquarters, for which the lease expired in January 2024. From a GAAP perspective, the company recognized lease expense on both its prior and current headquarters as a result of overlapping lease terms.
(4)Represents net foreign currency exchange (gains) losses associated with U.S. dollar-denominated assets held by certain foreign subsidiaries.
(5)Tax adjustments are summarized in the following table:

	Three Months Ended
(in thousands)	September 30, 2024	June 30, 2024		September 30, 2023
Impact of tax effects associated with items noted above	$(1,102)	$(1,045)		$(1,211)
Impact of discrete tax items	71	168		8
Total tax adjustments	$(1,031)	$(877)		$(1,203)

Reconciliations of U.S. GAAP to As Adjusted Financial Results

Revenue, Expenses, Operating Income and Operating Margin

(in thousands, except percentages)	Three Months Ended
	September 30, 2024	June 30, 2024	September 30, 2023
Revenue, U.S. GAAP	$133,203	$121,721	$123,737
Consolidated investment vehicles	230	267	(186)
Revenue, as adjusted	$133,433	$121,988	$123,551

Expenses, U.S. GAAP	$88,330	$83,319	$82,866
Consolidated investment vehicles	(184)	(181)	(532)
Accelerated vesting of restricted stock units	(2,336)	(2,496)	(327)
Other non-recurring expenses (1)	—	(1,196)	—
Lease transition and other costs - 280 Park Avenue (2)	—	—	(2,321)
Expenses, as adjusted	$85,810	$79,446	$79,686

Operating income, U.S. GAAP	$44,873	$38,402	$40,871
Consolidated investment vehicles	414	448	346
Accelerated vesting of restricted stock units	2,336	2,496	327
Other non-recurring expenses (1)	—	1,196	—
Lease transition and other costs - 280 Park Avenue (2)	—	—	2,321
Operating income, as adjusted	$47,623	$42,542	$43,865

Operating margin, U.S. GAAP	33.7%	31.5%	33.0%
Operating margin, as adjusted	35.7%	34.9%	35.5%
__________________________
(1)Represents the impact of incremental expenses associated with the separation of certain employees.
(2)Represents the impact of lease and other expenses related to the company's prior headquarters, for which the lease expired in January 2024. From a GAAP perspective, the company recognized lease expense on both its prior and current headquarters as a result of overlapping lease terms.

Non-operating Income (Loss)

(in thousands)	Three Months Ended
	September 30, 2024	June 30, 2024	September 30, 2023
Non-operating income (loss), U.S. GAAP	$22,703	$2,556	$(5,159)
Seed investments—net (1)	(19,487)	1,162	9,525
Foreign currency exchange (gains) losses—net (2)	2,191	30	(1,713)
Non-operating income (loss), as adjusted	$5,407	$3,748	$2,653
_________________________
(1)Represents the impact of consolidated investment vehicles and the net effect of corporate seed performance.
(2)Represents net foreign currency exchange (gains) losses associated with U.S. dollar-denominated assets held by certain foreign subsidiaries.